AMENDMENT AGREEMENT NO. 2
                                       TO
                            364 DAY CREDIT AGREEMENT


THIS AMENDMENT AGREEMENT is made and entered into as of this 25th day of October, 2000, by and among MODIS PROFESSIONAL SERVICES, INC., a Florida corporation (herein called the 'Borrower'), BANK OF AMERICA, N.A. (successor by merger of NationsBank, National Association) (the 'Agent'), as Administrative Agent for the lenders (the 'Lenders') party to the 364 Day Credit Agreement dated October 27, 1999, as amended by Amendment Agreement No. 1 dated August 10, 2000, among such Lenders, Borrower and the Agent (the 'Agreement').

                              W I T N E S S E T H:

WHEREAS, the Borrower, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make 364 day Loans to the Borrower in the aggregate principal amount of up to $150,000,000 as evidenced by the 364 Day Notes (as defined in the Agreement); and

WHEREAS, as a condition to the making of the loans pursuant to the Agreement, the Lenders required that Material Subsidiaries and Receivables Subsidiaries of the Borrower guarantee payment of all Obligations of the Borrower arising under the Agreement pursuant to the Guaranty Agreement; and

WHEREAS, by Amendment Agreement No. 1 dated August 10, 2000 (the 'First Amendment'), the Required Lenders and the Borrower (a) amended the Agreement to permit (i) the Borrower to restructure a portion of its business in order to consolidate its e-business solutions operations (the 'E-Business Solution Assets') within and under a newly created subsidiary, Idea Integration Corp. ('Idea Corp.'), (ii) the Borrower to sell approximately 17% of the common stock of Idea Corp., (iii) the Borrower to make loans and investments in Idea Corp. and (iv) Idea Corp. to incur Indebtedness, and (b) released certain Subsidiaries of the Borrower which are to become Subsidiaries of Idea Corp. from their obligations under the Guaranty Agreement; and

WHEREAS, the Borrower has decided not to proceed with the sale of a portion of the common stock of Idea Corp. but rather distribute all of the common stock of Idea Corp. to the stockholders of the Borrower in a tax-free spin-off (the 'Spin-off'); and

WHEREAS, in connection with the Spin-off, the Borrower has requested that the Lenders consent to the transfer by the Borrower of its E-Business Solutions
Assets (including certain Subsidiaries which own only E-Business Solutions Assets) to Idea Corp. and to release certain Subsidiaries of the Borrower which are to become Subsidiaries of Idea Corp. from their obligations under the Guaranty Agreement; and

WHEREAS, the Agent and the Lenders are willing to amend the Agreement in the manner set forth herein;

NOW, THEREFORE, the Borrower, the Agent and the Lenders do hereby agree as follows:


1. Definitions. The term 'Agreement' as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereinafter amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

2. First Amendment. In light of the Borrower's decision not to proceed with the sale of stock of Idea Corp. as permitted by the First Amendment, and in light of the fact that the actions permitted by the terms of the First Amendment have not been taken, the parties hereto hereby agree that the First Amendment is hereby terminated and of no further force and effect (except to the extent that an identical provision is included in this Amendment Agreement, which identical provision shall thereupon become the effective provision); provided, however, that nothing contained herein shall adversely affect any actions taken under the First Amendment prior to the effectiveness of this Amendment Agreement, including the payment of any fees and expenses pursuant to Section 6(f) of the First Amendment and the delivery of the Guaranty Agreement of certain Subsidiaries as provided in Section 6(b) of the First Amendment.

3. Amendment. Subject to the terms and conditions contained herein, the Agreement is amended, effective as of October 25, 2000, as follows:

     (a) Section 1.01 is hereby amended by adding the following new definition thereto in the appropriate alphabetical order:

          ''Amendment No. 2' means Amendment Agreement No. 2 to 364 Day Credit Agreement dated October 25, 2000 among the Borrower, the Agent and the Lenders.''

     (b) The definition of 'Applicable Commitment Percentage' in Section 1.01 is hereby amended in its entirety so that as amended it shall read as follows:

          ''Applicable Commitment Percentage' means, at any time, with respect to each Lender, a fraction, the numerator of which shall be such Lender's 364 Day Commitment and the denominator of which shall be the Total 364 Day Commitment which Applicable Commitment Percentage for each Lender as of the date of Amendment No. 2 is as set forth in Exhibit A; provided that the Applicable Commitment Percentage of each Lender shall be increased or decreased in accordance with Section 2.14 and Section 11.01.'

     (c) The first sentence of the  definition of 'Required  Lenders' in Section
     1.01 is hereby amended in its entirety so that as amended it shall read as follows:

          ''Required Lenders' means, as of any date, (i) not less than two (2) Lenders, and (ii) Lenders on such date having Credit Exposure (as defined below) aggregating at least 51% of the aggregate Credit Exposures of all the Lenders on such date.'

     (d) The definition of '364 Day Extension Date' in Section 1.01 is hereby deleted.

     (e) The definition of '364 Day Facility' in Section 1.01 is hereby amended by deleting the figure '$150,000,000' appearing therein and inserting in lieu thereof the figure '$50,000,000'.

     (f) The definition of '364 Day Termination Date' in Section 1.01 is hereby amended by deleting the phrase 'the 364 Day Extension Date' in clause (i) and inserting in lieu thereof the date 'October 24, 2001'.

     (g) The definition of 'Total 364 Day Commitment' in Section 1.01 is hereby amended in its entirety so that as amended it shall read as follows:

          ''Total 364 Day Commitment' means (i) from the date of Amendment No. 1 through January 31, 2001 a principal amount equal to $50,000,000, and
          (ii) thereafter, if the principal amount of the 364 Day Commitment of Bank of America, N.A. shall exceed $25,000,000, a principal amount equal to $40,000,000, the full amount of such $10,000,000 principal reduction being applied to reduce the 364 Day Commitment of Bank of America, N.A., subject in any event to increase pursuant to Section
          2.14 and decrease in accordance with Section 2.07;'

     (h) Section 2.13 is hereby amended by (i) deleting the period at the end thereof and inserting in lieu thereof a semi-colon and (ii) adding the following after such semi-colon:

          'provided, however, that in no event shall proceeds of the Loans be used to purchase, redeem or otherwise acquire capital stock of the Borrower.'

     (i) Section 2.14 is hereby amended in its entirety so that as amended it shall read as follows:

          '2.14 Increase in Total 364 Day Commitments.

          (a) Borrower shall have the right, without the consent of Lenders but subject to the approval of Agent (which approval shall not be unreasonably withheld), to effectuate from time to time an increase in the 364 Day Commitments under this Agreement by adding to this Agreement one or more Persons that are Eligible Assignees (who shall, upon completion of the requirements of this Section 2.14 constitute 'Lenders' hereunder) (an 'Added Lender'), or by allowing one or more Lenders in their sole discretion to increase their respective 364 Day Commitments hereunder (each an 'Increasing Lender'), so that such added and increased 364 Day Commitments shall equal the increase in 364 Day Commitments effectuated pursuant to this Section 2.14; provided that (i) no increase in or added 364 Day Commitment shall be less than $10,000,000, (ii) no increase in or added 364 Day Commitments pursuant to this Section 2.14 shall be less than $10,000,000 or result in Total 364 Day Commitment exceeding $75,000,000, (iii) no Lender's 364 Day Commitment shall be increased under this Section 2.14 without the consent of such Lender, (iv) there shall exist no Default or Event of Default immediately prior to and immediately after giving effect to such increased or added 364 Day Commitment, and (v) there shall have been no reduction of Total 364 Day Commitment pursuant to Section 2.07. Borrower shall deliver or pay, as applicable, to the Agent by the effective date of any increase each of the following items with respect to each Added Lender and Increasing Lender:

               (i) a written notice of Borrower's intention to increase the combined Total 364 Day Commitments pursuant to this Section 2.14, which shall specify each new Eligible Assignee, if any, the changes in amounts of Commitments that will result, and such other information as is reasonably requested by the Agent;

               (ii) documents in the form of Exhibit J or Exhibit K, as may be required by the Agent, executed and delivered by each new Eligible Assignee and each Lender agreeing to increase its 364 Day Commitment, pursuant to which it becomes a party hereto or increases its 364 Day Commitment, as the case may be;

               (iii) if requested by the applicable Lender, Notes or replacement Notes, as the case may be, executed and delivered by Borrower; and

               (iv) a non-refundable processing fee of $3,500 with respect to each Added Lender or Increasing Lender for the sole account of the Agent.

          (b) Upon receipt of any notice referred to in clause (a)(i) above, the Agent shall promptly notify each Lender thereof. Upon execution and delivery of such documents and the payment of such fee (the 'Increased Commitment Date'), such new Eligible Assignee shall constitute a 'Lender' hereunder with a 364 Day Commitment as specified therein, or such Lender's 364 Day Commitment shall increase as specified therein, as the case may be. Immediately upon the effectiveness of the addition of such Added Lender or the increase in the 364 Day Commitment of such Increasing Lender under this Section 2.14 (i) the respective Applicable Commitment Pecentages of the Lenders shall be deemed modified as appropriate to correspond to such changed Total 364 Day Commitment, and (ii) if there are at such time outstanding any 364 Day Loans, each Lender whose Applicable Commitment Percentage has been decreased as a result of the increase in the Total 364 Day Commitments shall be deemed to have assigned, without recourse, to each Added Lender and Increasing Lender such portion of such Lender's 364 Day Loans as shall be necessary to effectuate such adjustment in Applicable Commitment Percentages. Each Increasing Lender and Added Lender (A) shall be deemed to have assumed such portion of such 364 Day Loans and (B) shall fund to each other Lender on the Increased Commitment Date the amount of 364 Day Loans assigned by it to such Lender. Borrower agrees to pay to the Lenders on demand any and all amounts to the extent payable pursuant to Section 3.05 as a result of any such prepayment of 364 Day Loans occasioned by the foregoing increase in 364 Day Commitments and the reallocation of the Applicable Commitment Percentages.

          (c) This section shall supercede any provisions in Section 11.01 to the contrary.'

     (j) Exhibit A to the Agreement is hereby amended in its entirety so that as amended it is in the form of Exhibit A to this Amendment Agreement.

     (k) The Agreement is hereby amended to add thereto new Exhibits J and K in the form attached to this Amendment Agreement.

4.  Consents.

     (a) Each Lender by its execution of this Amendment Agreement consents to the reduction on a non-prorata basis of the Total 364 day Commitment in order that the Applicable Commitment Percentage and the Revolving Credit Commitment of each Consenting Lender (as defined in Section 2.14 of the Agreement before giving effect to this Amendment Agreement) is as set forth on Exhibit A to this Agreement and that each Non-Consenting Lender's 364 Day Commitment is reduced to zero as of October 25, 2000 and as of October 25, 2000 each Non-Consenting Lender shall no longer be a party to the Agreement. Each Non-Consenting Lender (as defined in Section 2.14 of the Agreement before giving effect to this Amendment Agreement) has joined in the execution of this Amendment Agreement solely for the purpose of granting the consent set forth in this Section 4(a) and none other.

     (b) Each Consenting Lender by its execution of this Amendment Agreement further consents to the following:

          (a) Notwithstanding the provisions of Section 8.05 and Section 8.11, the transfer by the Borrower and its Subsidiaries of the E-Business Solutions Assets, including all of the capital stock of certain Subsidiaries, which Subsidiaries own only E-Business Solutions Assets, to Idea Corp. and its Subsidiaries and the distribution by the Borrower of all of the common stock of Idea Corp. to the shareholders of the Borrower so long as (i) the E-Business Solution Assets (whether capital stock or otherwise) represent no more than 25% of Consolidated Total Assets and (ii) the distribution of the common stock to shareholders of the Borrower has been determined to be a tax-free spin-off.

          (b) Subject to the transfer of all assets owned by them which do not constitute E-Business Solutions Assets to one or more new or existing Subsidiaries of the Borrower, which Subsidiary or Subsidiaries are or become Guarantors, the release of the following Subsidiaries from their guaranty of payment of the Obligations:

          Actium Corp., a Delaware corporation
          Berger IT Co., a Delaware corporation
          Idea Integration of Georgia, Inc.,
            f/k/a Modis of Georgia, Inc., a Florida corporation
          Idea Integration of Georgia, L.P.,
            f/k/a Modis of Georgia, L.P., a Georgia limited partnership
          Idea Integration of Pennsylvania, Inc.,
            f/k/a Modis of Pennsylvania, Inc., a Florida corporation
          Idea Integration of Pennsylvania, Ltd.,
           f/k/a Modis of Pennsylvania, Ltd., a Pennsylvania limited partnership Open Management Software, Inc., a California corporation
          UTEK, Inc., an Illinois corporation
          Zeal, Inc., an Illinois corporation

5. Subsidiary Consents. Each Subsidiary of the Borrower that previously delivered a Guaranty Agreement to the Agent, other than those Guarantors being released, has joined in the execution of this Amendment Agreement for the purpose of (i) agreeing to the amendment to the Agreement and (ii) confirming its guarantee of payment of all the Obligations.

6. Representations and Warranties. The Borrower hereby represents and warrants that:

     (a) The representations and warranties made by Borrower in Article VI of the Agreement are true on and as of the date hereof except that (i) the financial statements referred to in Section 6.01(f) shall be those most recently furnished to each Lender pursuant to Section 7.01, and (ii) the Subsidiaries are as described in Schedule 6.01(d) to this Amendment Agreement, provided that the Schedule 6.01(d) attached to this Amendment
     Agreement shall, for all purposes, be the Schedule 6.01(d) to the Agreement;

     (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under
     Section 7.01 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

     (c) The business and properties of the Borrower and its Subsidiaries are not and have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

     (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower under the Agreement, the Notes or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

7. Conditions. This Amendment Agreement shall become effective upon:

     (a) execution by the Required Lenders and the Borrower delivering to the Agent fifteen (15) counterparts of this Amendment Agreement duly executed by the Borrower and consented to by each Subsidiary of Borrower that previously delivered a Guaranty Agreement to the Agent;

     (b) receipt of an opinion of counsel for the Borrower and the Guarantors in form and content acceptable to the Agent;

     (c) a certificate of the Secretary or Assistant Secretary of the Borrower and each of the Guarantors to which is attached resolutions authorizing the transactions contemplated by this Amendment Agreement; and

     (d) payment of all fees due the Agent and the Lenders as well as all reasonable expenses of the Agent, including fees and expenses of counsel for the Agent.

8. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

9. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                    BORROWER:

                                   MODIS PROFESSIONAL SERVICES, INC.
WITNESS:

__/s/ John L. Marshall III_____     By:___/s/ Michael D. Abney______________
                                    Name: Michael D. Abney
__/s/ Gregory D. Holland_____       Title:   Senior Vice President, Treasurer &
                                                    Chief Financial Officer

               GUARANTORS:

               ACCOUNTING PRINCIPALS, LTD.,
                 a Pennsylvania limited partnership
               AD L.L.C. I, a Delaware limited liability company
               ADDITIONAL TECHNICAL SUPPORT OF MASSACHUSETTS, INC.
               AMPL INCORPORATED
               AMICUS STAFFING, INC.
               BC L.L.C. I, a Delaware limited liability company
               CAREER HORIZONS, INC.
               DATA MANAGEMENT CONSULTANTS, INC.
               DIVERSIFIED SEARCH, INC.
               ENTEGEE,INC.
               HEALTH FORCE, INC.
               HEALTH FORCE OPERATING CORP.
               LIT, INC.
               MANAGEMENT PRINCIPALS, INC.
                 (f/k/a Keystone Consulting Group, Inc.)
               MANCHESTER, INC.
               MEDI-FORCE, INC.
               MODIS, INC.
               MODIS GP, INC.
               MODIS LP-2, INC.
               MODIS FACTORING CORPORATION
                 (f/k/a ASI Factoring Corporation)
               MODIS LICENSING CORPORATION
               MODIS/COMPUTER ACTION, INC.
               MODIS OF GEORGIA, INC.
               MODIS OF GEORGIA, L.P.
               MODIS OF PENNSYLVANIA, INC.
               MODIS OF PENNSYLVANIA, LTD.
               SCIENTIFIC STAFFING, INC.
               SPECIAL COUNSEL, INC.
WITNESS:       SYSTEM PROS OF MASSACHUSETTS, INC.

  /s/ John L. Marshall III                  By:  /s/ Michael D. Abney
                                            Name: Michael D. Abney
  /s/ Gregory D. Holland            Title:  Senior Vice President

                                            BANK OF AMERICA, N.A.,
                                            as Agent for the Lenders



                                            By:  /s/  John E. Williams
                                            Name: John E. Williams
                                            Title:   Managing Director



                                            BANK OF AMERICA, N.A., as Lender,
                                            a Consenting Lender



                                            By:  /s/  John E. Williams
                                            Name: John E. Williams
                                            Title:   Managing Director

                                            FLEET NATIONAL BANK,
                                            a Non-Consenting Lender



                                            By:  /s/  Michael J. Bassick
                                            Name:  Michael J. Bassick
                                            Title:  Vice President

                                            BANK ONE, NA,
                                            a Non-Consenting Lender



                                            By:  /s/  James F. Gable
                                            Name:  James F. Gable
                                            Title:  AVP

                                            LLOYDS TSB BANK plc,
                                            a Non-Consenting Lender



                                       By:  /s/  Windsor F. Davies
                                       Name:  Windsor F. Davies
                                       Title:  Director, Corporate Banking, USA

                                            By:  /s/  David Rodway
                                            Name:  David Rodway
                                            Title:  Assistant Director

                                            WACHOVIA BANK, N.A.,
                                            a Non-Consenting Lender



                                            By:  /s/  John C. Coffin
                                            Name:  John C. Coffin
                                            Title:  SVP

                                            FIRST UNION NATIONAL BANK,
                                            a Consenting Lender



                                            By:  /s/  Timothy N. Hyslop
                                            Name:  Timothy N. Hyslop
                                            Title:  Senior Vice President

                                            BNP PARIBAS, HOUSTON AGENCY,
                                            a Non-Consenting Lender



                                            By:  /s/  John Stacy
                                            Name:  John Stacy
                                            Title:  Senior Vice President

                                            THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED, a Non-Consenting Lender



                                            By:  /s/ James W. Masters
                                            Name:  James W. Masters
                                            Title:  Senior Vice President

                                            HSBC BANK USA,
                                            a Non-Consenting Lender



                                            By:  /s/  Christopher Casey
                                            Name:  Christopher Casey
                                            Title:  Vice President

                                            KBC BANK N.V.,
                                            a Non-Consenting Lender



                                            By:  /s/  Robert Snauffer
                                            Name:  Robert Snauffer
                                            Title:  First Vice President


                                            By:  /s/  Patrick A. Janssens
                                            Name:  Patrick A. Janssens
                                            Title:   Vice President

                                            BANK HAPOALIM B.M.,
                                            a Non-Consenting Lender


                                            By:  /s/  Laura Anne Raffa
                                            Name:  Laura Anne Raffa
                                            Title:  First Vice President
                                                    and Corporate Manager


                                            By:  /s/  Shaun Breidbart
                                            Name:  Shaun Breidbart
                                            Title:  Vice President

                                                     EXHIBIT A


                                       364                     Available
                                       Day                    Commitment
Name of Lender                      Commitment                Percentage

Bank of America, N.A.               $35,000,000                 70.0%

First Union National Bank           $15,000,000                 30.0%
                                     __________                ______

         TOTAL                      $50,000,000               100.00%

                                    EXHIBIT J

                      FORM OF COMMITMENT INCREASE AGREEMENT



Date: ___________________


Bank of America, N.A., as Agent
[Address]

Modis Professional Services, Inc.
[Address]


Ladies and Gentlemen:

We refer to the Credit Agreement dated as of October 27, 1999 (as amended, restated, modified, supplemented or renewed from time to time, the 'Credit Agreement') among Modis Professional Services, Inc. (the 'Borrower'), the Lenders referred to therein, and Bank of America, N.A., as agent (in such capacity, the 'Agent'). Terms defined in the Credit Agreement are used herein as therein defined.

This  Commitment  Increase  Agreement is made and delivered  pursuant to Section
2.14 of the Credit Agreement.

Subject to the terms and conditions of Section 2.14 of the Credit Agreement, _______________________________ ('Increasing Lender') will increase its 364 Day
Commitment to an amount equal to $___________, on the Increased Commitment Date applicable to it. The Increasing Lender hereby confirms and agrees that with effect on and after such Increased Commitment Date, the 364 Day Commitment of the Increasing Lender shall be increased to the amount set forth above, and the Increasing Lender shall have all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement with a 364 Day Commitment in the amount set forth above.

Effective the on the Increased Commitment Date applicable to it, the Increasing Lender (i)-accepts and assumes from the assigning Lenders, without recourse, such assignment of 364 Day Loans as shall be necessary to effectuate the adjustments in the Applicable Commitment Percentages of Lenders contemplated by
Section 2.14 of the Credit Agreement, and (ii) agrees to fund on such Increased Commitment Date such assumed amounts of 364 Day Loans to the Agent for the account of the assigning Lenders in accordance with the provisions of the Credit Agreement, in the amount notified to Increasing Lender by the Agent.

This Commitment Increase Agreement shall constitute a Loan Document under the Credit Agreement.

THIS COMMITMENT INCREASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF FLORIDA, NOTWITHSTANDING ITS EXECUTION OUTSIDE SUCH STATE.

     IN WITNESS WHEREOF, Increasing Lender has caused this Commitment Increase Agreement to be duly executed and delivered in _____________, ______________, by its proper and duly authorized officer as of the day and year first above written.

                                                     [INCREASING BANK]


                                                     By:

                                                     Title:


CONSENTED TO as of:

MODIS PROFESSIONAL SERVICES, INC.


By:

Title:


BANK OF AMERICA, N.A., as Agent


By:

Title:

                                          Form of Added Lender Agreement
                                                     EXHIBIT K

                                          FORM OF ADDED LENDER AGREEMENT

Date: ___________________


Bank of America, N.A., as Agent
[Address]

Modis Professional Services, Inc.
[Address]


Ladies and Gentlemen:

We refer to the Credit Agreement dated as of October 27, 1999 (as amended, restated, modified, supplemented or renewed from time to time, the 'Credit Agreement') among Modis Professional Services, Inc. ('Borrower'), the Lenders referred to therein, and Bank of America, N.A., as agent (in such capacity, 'Agent'). Terms defined in the Credit Agreement are used herein as therein defined.

This Added Lender Agreement is made and delivered pursuant to Section 2.14 of the Credit Agreement.

Subject to the terms and conditions of Section 2.14 of the Credit Agreement, _________________________ (the 'Added Lender') will become a party to the Credit Agreement as a Lender, with a 364 Day Commitment equal to $___________, on the Increased Commitment Date applicable to it. The Added Lender hereby confirms and agrees that with effect on and after such Increased Commitment Date, the Added Lender shall be and become a party to the Credit Agreement as a Lender and have all of the rights and be obligated to perform all of the obligations of a Lender thereunder with a Commitment in the amount set forth above.

Effective the on the Increased Commitment Date applicable to it, the Added Lender (i)-accepts and assumes from the assigning Lenders, without recourse, such assignment of 364 Day Loans as shall be necessary to effectuate the adjustments in the Applicable Commitment Percentages of the Lenders contemplated by Section 2.14 of the Credit Agreement, and (ii) agrees to fund on such Increased Commitment Date such assumed amounts of 364 Day Loans to the Agent for the account of the assigning Lenders in accordance with the provisions of the Credit Agreement, in the amount notified to the Added Lender by the Agent.

The following administrative details apply to the Added Lender:

         (A)      Lending Office(s):

                  Lender name:
                  Address:



                  Attention:
                  Telephone:                (    )
                  Facsimile:                (    )

                  Lender name:                                        '
                  Address:



                  Attention:
                  Telephone:                (    )
                  Facsimile:                (    )

         (B)      Notice Address:

                  Lender name:
                  Address:



                  Attention:
                  Telephone:                (    )
                  Facsimile:                (    )

         (C)      Payment Instructions:

                  Account No.:
                  At:



                  Reference:
                  Attention:

This Added Lender Agreement shall constitute a Loan Document under the Credit Agreement.

THIS ADDED LENDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF FLORIDA, NOTWITHSTANDING ITS EXECUTION OUTSIDE SUCH STATE.

IN WITNESS WHEREOF, the Added Lender has caused this Added Lender Agreement to be duly executed and delivered in _____________, ______________, by its proper and duly authorized officer as of the day and year first above written.

                                                     [ADDED LENDER]


                                                     By:

                                                     Title:


CONSENTED TO as of:

MODIS PROFESSIONAL SERVICES, INC.


By:

Title:


BANK OF AMERICA, N.A., as Agent


By:

Title: